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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 28, 2002

                                 MangoSoft, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

           Nevada                       0-30781                 87-0543565
           ------                       --------                ----------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (508) 871-7300

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Item 5.  Other Events.

     Effective June 28, 2002, the Registrant implemented an approximate 50% reduction in its work force. The remaining twenty (20) will take a ten percent reduction in salary.

     In an unrelated matter, MangoSoft, Inc. has retained Adams, Harkness & Hill, Inc., an investment bank, to provide investment banking and financial advisory services.

     Certain statements included in this report are forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including but not limited to, risks detailed in MangoSoft, Inc.'s filings with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MANGOSOFT, INC.


                                           By: /s/ Robert E. Parsons
                                           -----------------------------
                                           Robert E. Parsons
                                           Chief Financial Officer

Date: July 01, 2002